Exhibit 99.1

Quarterly Financial Supplement

FOR THE PERIOD ENDED SEPTEMBER 30, 2019

S I T E

QUARTERLY FINANCIAL SUPPLEMENT FOR THE PERIOD ENDED SEPTEMBER 30, 2019 SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and our ability to satisfy conditions to the completion of these arrangements; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended September 30, 2019. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Matthew Ostrower, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports Third Quarter 2019 Operating Results

BEACHWOOD, OHIO, October 30, 2019 /Business Wire/ -- SITE Centers Corp. (NYSE: SITC) today announced operating results for the quarter ended September 30, 2019.

“I am thrilled to announce another quarter of above plan results and execution on our five-year business plan,” commented David R. Lukes, president and chief executive officer.  “Our growth is increasingly being fueled by occupancy improvement and anchor openings, many of them earlier than expected, and we expect this trend to strengthen into the fourth quarter and 2020.  In addition, the sale of our interest in the DDRTC Joint Venture portfolio to our partner, TIAA-CREF, will provide capital for re-investment, materially enhance our portfolio quality and further strengthen our business.”

Results for the Quarter

•

Third quarter net income attributable to common shareholders was $15.2 million, or $0.08 per diluted share, as compared to net loss of $17.3 million, or $0.09 per diluted share, in the year ago-period. The year-over-year increase in net income is primarily attributable to higher gains on sale of real estate and lower impairment charges in 2019.

•

Third quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $55.4 million, or $0.30 per diluted share, compared to $61.0 million, or $0.33 per diluted share, in the year ago-period. The year-over-year decrease in OFFO is primarily attributable to the formation of the DTP joint venture.

Significant Third Quarter and Recent Activity

•

Sold two shopping centers for an aggregate sales price of $39.2 million, totaling $37.9 million at SITE Centers’ share, including $1.3 million from the repayment of the Company’s preferred equity investment in its two joint ventures with Blackstone.

•

Amended and restated the Company’s $950 million revolving credit facility to extend the maturity date to January 2024 and reduce the overall interest rate. The Company also amended the interest rate applicable to its unsecured term loan and upsized the facility to $100 million from $50 million.

•	Announced the expected sale of its 15% stake in the DDRTC Joint Venture to its partner, TIAA-CREF, based on a gross fund value of $1.14 billion. The transaction is expected to close in early 2020.
•	In October 2019, the Company acquired one shopping center in Austin, Texas for $12.6 million.
•

In October 2019, the Company issued 13.225 million common shares resulting in net proceeds of approximately $195.0 million and provided notice of its intent to redeem all $200.0 million aggregate liquidation preference of its outstanding 6.50% Series J Cumulative Redeemable Preferred Shares (“Class J Preferred Shares”).

Key Quarterly Operating Results

•	Reported 1.6% same store net operating income growth on a pro rata basis for the quarter and 3.0% same store net operating income growth on a pro rata basis for the first nine months of 2019.
•

Generated new leasing spreads of 13.9% and renewal leasing spreads of 4.6%, both on a pro rata basis, for the quarter and new leasing spreads of 13.8% and renewal leasing spreads of 5.5%, both on a pro rata basis, for the trailing twelve-month period.

•	Reported a leased rate of 94.2% at September 30, 2019 on a pro rata basis, compared to 92.7% at September 30, 2018.
•	Annualized base rent per occupied square foot on a pro rata basis was $18.04 at September 30, 2019, compared to $17.47 at September 30, 2018.

Guidance

The Company has updated its 2019 full year guidance for net income attributable to common shareholders and Operating FFO per share to include the impact of the third quarter operating results as well as the impact of the above mentioned common share issuance completed in October and expected redemption of the Class J Preferred Shares.  Disposition and refinancing fees from RVI as well as mark-to-market adjustments of equity awards are excluded from guidance.  The guidance update is as follows:

Reconciliation of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimates:

	FY2019E (prior) Per Share – Diluted	FY2019E (revised) Per Share – Diluted
Net income attributable to common shareholders	$0.25 – $0.30	$0.27 – $0.30
Depreciation and amortization of real estate	0.83 – 0.87	0.83 – 0.86
Equity in net (income) of JVs	(0.04)	(0.04)
JVs' FFO	0.15 – 0.18	0.16 – 0.18
Gain on disposition of real estate (nine months actual)	(0.09)	(0.17)
Impairment of real estate / reserve of preferred equity interests (nine months actual)	0.04	0.08
FFO (NAREIT)	$1.18 – $1.22	$1.16 – $1.18
Write off of estimated Class J Preferred Shares’ original issuance costs (1)	-	0.04
Operating FFO	$1.18 – $1.22	$1.20 – $1.22

(1)	Guidance includes impact of the previously disclosed common share issuance in October 2019 as well as the expected redemption of the Class J Preferred Shares.

Other key assumptions for 2019 guidance include:

	FY2019E (prior)	FY2019E (revised)
SSNOI	2.25% – 3.25%	2.75% – 3.25%
RVI fee income (excluding disposition/refinancing fees) (2)	$21 – $23 million	$23 – $24 million
Joint Venture fee income	$23 – $27 million	$27 – $29 million
Interest income	$14 – $17 million	$16 – $17 million
General & administrative expenses (3)	$60 million	$60 million

(2)	Consistent with prior quarters, guidance excludes impact of disposition and refinancing fees from RVI for the full year.
(3)	Consistent with prior quarters, guidance excludes mark-to-market adjustments of equity awards for the full year.

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at https://www.sitecenters.com.  To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 9:00 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 4590014 at least ten minutes prior to the scheduled start of the call. A replay of the conference call will also be available at ir.sitecenters.com for one year after the call. A copy of the Company’s Supplemental package is available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

In December 2018, the National Association of Real Estate Investment Trusts (“NAREIT”) issued NAREIT Funds From Operations White Paper - 2018 Restatement (“2018 FFO White Paper”).  The purpose of the 2018 FFO White Paper was not to change the fundamental definition of FFO but to clarify existing guidance and to consolidate into a single document alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002. The 2018 FFO White Paper was effective starting with first quarter 2019 reporting. The changes to the Company’s calculation of FFO resulting from the adoption of the 2018 FFO White Paper relate to the exclusion of gains or losses on the sale of land as well as related impairments, gains or losses from changes in control and the reserve adjustment of preferred equity interests. The Company adopted changes in its calculation in 2019 on a retrospective basis.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, mark-to-market adjustments of equity awards, hurricane-related activity, certain transaction costs or certain fee income.  The expected range of net income attributable to common shareholders to estimate projected FFO and Operating FFO for 2019 does include the impact of the common share issuance in October 2019 as well as the expected redemption of the Class J Preferred Shares.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income in excess of lost rent, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons).  SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.  Reconciliation of 2019 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and our ability to satisfy conditions to the completion of these arrangements; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended September 30, 2019. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement:  Consolidated Interests

	in thousands, except per share
		3Q19	3Q18	9M19	9M18
	Revenues:
	Rental income (1)	$108,060	$126,148	$332,555	$529,916
	Other property revenues	759	1,045	3,404	3,455
	Business interruption income	885	1,784	885	6,884
		109,704	128,977	336,844	540,255
	Expenses:
	Operating and maintenance (2)	16,738	18,386	54,322	85,473
	Real estate taxes	16,721	21,211	52,262	83,712
		33,459	39,597	106,584	169,185

	Net operating income	76,245	89,380	230,260	371,070

	Other income (expense):
	Fee income (3)	12,821	15,118	45,360	30,424
	Interest income	4,616	5,055	13,658	15,412
	Interest expense	(21,160)	(26,962)	(63,973)	(115,915)
	Depreciation and amortization	(40,732)	(49,629)	(123,400)	(196,515)
	General and administrative	(15,304)	(15,232)	(44,348)	(45,353)
	Other income (expense), net (4)	(322)	(1,454)	(254)	(99,316)
	Impairment charges	(2,750)	(19,890)	(3,370)	(68,394)
	Hurricane property income (loss)	0	157	0	(817)
	Income (loss) before earnings from JVs and other	13,414	(3,457)	53,933	(109,404)

	Equity in net income (loss) of JVs	2,612	(2,920)	5,446	9,687
	Reserve of preferred equity interests	(6,373)	(2,201)	(12,106)	(4,537)
	Gain on disposition of real estate, net	14,497	124	31,087	39,643
	Tax expense	(249)	(238)	(827)	(611)
	Net income (loss)	23,901	(8,692)	77,533	(65,222)
	Non-controlling interests	(271)	(239)	(836)	(1,191)
	Net income (loss) SITE Centers	23,630	(8,931)	76,697	(66,413)
	Preferred dividends	(8,382)	(8,382)	(25,148)	(25,148)
	Net income (loss) Common Shareholders	$15,248	($17,313)	$51,549	($91,561)

	Weighted average shares – Basic – EPS	180,567	184,655	180,555	184,616
	Assumed conversion of diluted securities	940	0	1,064	0
	Weighted average shares – Basic & Diluted – EPS	181,507	184,655	181,619	184,616

	Earnings per common share – Basic	$0.08	$(0.09)	$0.28	$(0.50)
	Earnings per common share – Diluted	$0.08	$(0.09)	$0.28	$(0.50)

	Rental income:
(1)	Minimum rents	$75,293	$86,854	$225,131	$355,849
	Ground lease minimum rents	5,018	5,305	15,059	24,875
	Percentage and overage rent	553	600	2,839	3,861
	Recoveries	26,018	31,951	81,466	133,863
	Lease termination fees	388	99	3,005	3,316
	Ancillary and other rental income	1,295	1,339	5,233	8,152
	Bad debt	(505)	N/A	(178)	N/A

(2)	Bad debt (prior to adoption of Topic 842)	N/A	(132)	N/A	(31)

(3)	Fee Income:
	JV and other fees	6,783	6,265	21,905	21,571
	RVI fees	5,492	7,231	18,495	7,231
	RVI disposition fees	546	1,622	3,160	1,622
	RVI refinancing fee	0	0	1,800	0

(4)	Other income (expense), net
	Transaction costs - spin-off	0	(528)	0	(37,044)
	Transaction and other expense, net	0	(893)	164	(3,839)
	Debt extinguishment costs, net	(322)	(33)	(418)	(58,433)

SITE Centers Corp.

Reconciliation: Net Income (Loss) to FFO and Operating FFO

and Other Financial Information

in thousands, except per share
	3Q19	3Q18	9M19	9M18
Net income (loss) attributable to Common Shareholders	$15,248	($17,313)	$51,549	($91,561)
Depreciation and amortization of real estate	39,329	48,242	118,924	191,997
Equity in net (income) loss of JVs	(2,612)	2,920	(5,446)	(9,687)
JVs' FFO	8,498	7,036	24,169	20,847
Non-controlling interests	28	28	84	587
Impairment of real estate	2,750	19,890	3,370	68,394
Reserve of preferred equity interests	6,373	2,201	12,106	4,537
Gain on disposition of real estate, net	(14,497)	(124)	(31,087)	(39,643)
FFO attributable to Common Shareholders	$55,117	$62,880	$173,669	$145,471
RVI disposition and refinancing fees	(546)	(1,622)	(4,960)	(1,622)
Mark-to-market adjustment (PRSUs)	1,418	0	2,818	0
Hurricane property (income) loss, net	(885)	(1,941)	(885)	504
Separation charges	0	0	0	4,641
Debt extinguishment, transaction, net	322	1,475	443	99,337
Joint ventures - debt extinguishment, other	(52)	211	(6)	914
Total non-operating items, net	257	(1,877)	(2,590)	103,774
Operating FFO attributable to Common Shareholders	$55,374	$61,003	$171,079	$249,245

Weighted average shares & units – Basic: FFO & OFFO	180,708	184,803	180,697	184,775
Assumed conversion of dilutive securities	940	9	1,064	8
Weighted average shares & units – Diluted: FFO & OFFO	181,648	184,812	181,761	184,783

FFO per share – Basic	$0.31	$0.34	$0.96	$0.79
FFO per share – Diluted	$0.30	$0.34	$0.96	$0.79
Operating FFO per share – Basic	$0.31	$0.33	$0.95	$1.35
Operating FFO per share – Diluted	$0.30	$0.33	$0.94	$1.35
Common stock dividends declared, per share	$0.20	$0.20	$0.60	$0.96

Capital expenditures (SITE Centers share):
Development and redevelopment costs	20,207	11,543	41,594	45,060
Maintenance capital expenditures	3,846	4,176	9,673	7,746
Tenant allowances and landlord work	8,600	5,219	23,606	25,097
Leasing commissions	1,542	861	3,625	2,701
Construction administrative costs (capitalized)	924	1,120	2,484	3,682

Certain non-cash items (SITE Centers share):
Straight-line rent	566	206	1398	109
Straight-line fixed CAM	196	0	581	0
Amortization of (above)/below-market rent, net	1,058	1,112	3,328	1,638
Straight-line rent expense	(186)	(37)	(1,020)	(113)
Debt fair value and loan cost amortization	(1,166)	(1,133)	(3,429)	(6,407)
Capitalized interest expense	400	268	951	936
Stock compensation expense	(3,628)	(1,437)	(9,095)	(4,521)
Non-real estate depreciation expense	(1,352)	(1,341)	(4,282)	(4,389)

SITE Centers Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		3Q19	4Q18
	Assets:
	Land	$857,782	$873,548
	Buildings	3,209,229	3,251,030
	Fixtures and tenant improvements	466,394	448,371
		4,533,405	4,572,949
	Depreciation	(1,255,110)	(1,172,357)
		3,278,295	3,400,592
	Construction in progress and land	76,525	54,917
	Real estate, net	3,354,820	3,455,509

	Investments in and advances to JVs	168,149	139,732
	Investment in and advances to affiliate (1)	206,668	223,985
	Receivable – preferred equity interests, net	162,730	189,891
	Cash	23,727	11,087
	Restricted cash	2,296	2,563
	Notes receivable	19,670	19,675
	Receivables and straight-line (2)	60,655	67,335
	Intangible assets, net (3)	77,614	77,419
	Other assets, net	23,532	19,135
	Total Assets	4,099,861	4,206,331

	Liabilities and Equity:
	Revolving credit facilities	0	100,000
	Unsecured debt	1,647,474	1,646,007
	Unsecured term loan	99,417	49,655
	Secured debt	86,392	88,743
		1,833,283	1,884,405
	Dividends payable	44,643	45,262
	Other liabilities (4)	214,430	203,662
	Total Liabilities	2,092,356	2,133,329

	Preferred shares	525,000	525,000
	Common shares	18,472	18,471
	Paid-in capital	5,547,534	5,544,220
	Distributions in excess of net income	(4,037,373)	(3,980,151)
	Deferred compensation	8,070	8,193
	Other comprehensive income	(757)	(1,381)
	Common shares in treasury at cost	(56,520)	(44,278)
	Non-controlling interests	3,079	2,928
	Total Equity	2,007,505	2,073,002

	Total Liabilities and Equity	$4,099,861	$4,206,331

(1)	Preferred investment in RVI	$190,000	$190,000
	Receivable from RVI	16,668	33,985

(2)	Straight-line rents receivable	31,384	31,098

(3)	Operating lease right of use assets (related to adoption of Topic 842)	21,628	0

(4)	Operating lease liabilities (related to adoption of Topic 842)	40,518	0
	Below-market leases, net	46,338	50,332

SITE Centers Corp.

Reconciliation of Net Income (Loss) Attributable to SITE to Same Store NOI (1)

$ in thousands
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
	3Q19	3Q18	3Q19	3Q18
GAAP Reconciliation:
Net income (loss) attributable to SITE Centers	$23,630	($8,931)	$23,630	($8,931)
Fee income	(12,821)	(15,118)	(12,821)	(15,118)
Interest income	(4,616)	(5,055)	(4,616)	(5,055)
Interest expense	21,160	26,962	21,160	26,962
Depreciation and amortization	40,732	49,629	40,732	49,629
General and administrative	15,304	15,232	15,304	15,232
Other expense, net	322	1,454	322	1,454
Impairment charges	2,750	19,890	2,750	19,890
Hurricane property income	0	(157)	0	(157)
Equity in net (income) loss of joint ventures	(2,612)	2,920	(2,612)	2,920
Reserve of preferred equity interests	6,373	2,201	6,373	2,201
Tax expense	249	238	249	238
Gain on disposition of real estate, net	(14,497)	(124)	(14,497)	(124)
Income from non-controlling interests	271	239	271	239
Consolidated NOI	76,245	89,380	76,245	89,380
SITE Centers' consolidated JV	0	0	(435)	(404)
Consolidated NOI, net of non-controlling interests	76,245	89,380	75,810	88,976

Net income (loss) from unconsolidated joint ventures	6,027	(50,859)	2,331	(7,735)
Interest expense	22,530	23,126	3,918	3,689
Depreciation and amortization	36,867	34,332	6,024	4,766
Impairment charges	0	87,880	0	13,182
Preferred share expense	5,544	6,249	277	313
Other expense, net	5,017	5,460	966	962
Loss (gain) on disposition of real estate, net	440	(32,548)	(10)	(3,313)
Unconsolidated NOI	76,425	73,640	13,506	11,864

Total Consolidated + Unconsolidated NOI	152,670	163,020	89,316	100,840
Less: Non-Same Store NOI adjustments	(7,983)	(19,362)	(5,500)	(18,319)
Total SSNOI	$144,687	$143,658	$83,816	$82,521

SSNOI % Change	0.7%		1.6%

(1) Excludes major redevelopment activity.

SITE Centers Corp.

Reconciliation of Net Income (Loss) Attributable to SITE to Same Store NOI (1)

$ in thousands
	SITE Centers at 100%		At SITE Centers Share (Non-GAAP)
	9M19	9M18	9M19	9M18
GAAP Reconciliation:
Net income (loss) attributable to SITE Centers	$76,697	($66,413)	$76,697	($66,413)
Fee income	(45,360)	(30,424)	(45,360)	(30,424)
Interest income	(13,658)	(15,412)	(13,658)	(15,412)
Interest expense	63,973	115,915	63,973	115,915
Depreciation and amortization	123,400	196,515	123,400	196,515
General and administrative	44,348	45,353	44,348	45,353
Other expense, net	254	99,316	254	99,316
Impairment charges	3,370	68,394	3,370	68,394
Hurricane property loss	0	817	0	817
Equity in net income of joint ventures	(5,446)	(9,687)	(5,446)	(9,687)
Reserve of preferred equity interests	12,106	4,537	12,106	4,537
Tax expense	827	611	827	611
Gain on disposition of real estate, net	(31,087)	(39,643)	(31,087)	(39,643)
Income from non-controlling interests	836	1,191	836	1,191
Consolidated NOI	230,260	371,070	230,260	371,070
SITE Centers' consolidated JV	0	0	(1,314)	(1,186)
Consolidated NOI, net of non-controlling interests	230,260	371,070	228,946	369,884

Net income (loss) from unconsolidated joint ventures	13,846	(14,831)	4,676	4,246
Interest expense	73,472	72,315	12,742	11,244
Depreciation and amortization	113,340	111,308	18,195	14,904
Impairment charges	12,267	104,790	2,453	14,028
Preferred share expense	16,487	19,074	824	954
Other expense, net	16,358	19,497	2,988	3,295
(Gain) loss on disposition of real estate, net	(15,205)	(82,924)	1,515	(12,638)
Unconsolidated NOI	230,565	229,229	43,393	36,033

Total Consolidated + Unconsolidated NOI	460,825	600,299	272,339	405,917
Less: Non-Same Store NOI adjustments	(30,381)	(177,353)	(25,536)	(166,391)
Total SSNOI	$430,444	$422,946	$246,803	$239,526

SSNOI % Change	1.8%		3.0%

(1) Excludes major redevelopment activity.

SITE Centers Corp.

Portfolio Summary

GLA in thousands
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Shopping Center Count
Operating Centers - 100%	169	171	173	177	182
Wholly Owned	66	68	69	70	78
JV Portfolio	103	103	104	107	104

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	23,578	23,833	23,985	23,942	26,632
Wholly Owned	19,392	19,646	19,726	19,616	22,867
JV Portfolio - Pro Rata Share	4,186	4,187	4,259	4,326	3,765
Unowned - 100%	15,301	15,332	15,742	16,311	16,578

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$18.04	$17.98	$17.92	$17.86	$17.47
Base Rent PSF < 10K	$28.16	$27.84	$27.68	$27.58	$27.23
Base Rent PSF > 10K	$15.24	$15.21	$15.15	$15.10	$14.74
Commenced Rate	91.1%	90.0%	89.4%	90.1%	90.6%
Leased Rate	94.2%	93.9%	93.0%	92.7%	92.7%
Leased Rate < 10K SF	88.0%	88.9%	89.4%	89.1%	90.3%
Leased Rate > 10K SF	96.1%	95.3%	94.0%	93.8%	93.4%

Wholly Owned SITE
Base Rent PSF	$18.59	$18.53	$18.48	$18.41	$17.83
Leased Rate	94.5%	94.0%	93.0%	92.6%	92.6%
Leased Rate < 10K SF	88.4%	89.3%	90.0%	89.5%	91.0%
Leased Rate > 10K SF	96.2%	95.3%	93.8%	93.5%	93.0%

Joint Venture at Pro Rata Share
Base Rent PSF	$15.61	$15.55	$15.45	$15.46	$15.29
Leased Rate	93.0%	93.4%	93.0%	93.4%	93.0%
Leased Rate < 10K SF	86.1%	87.1%	87.0%	87.6%	86.5%
Leased Rate > 10K SF	95.5%	95.6%	95.1%	95.4%	95.4%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned	84.0%	84.4%	84.0%	86.0%	87.7%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share	16.0%	15.6%	16.0%	14.0%	12.3%

Quarterly SITE SSNOI at share	1.6%	5.7%	2.0%	2.1%	2.2%

TTM Total Leasing - at pro rata share (GLA in 000's)	3,013	3,591	3,873	3,808	3,942
TTM Blended New and Renewal Rent Spreads - at pro rata share	6.9%	7.9%	8.6%	8.2%	8.7%

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	September 30, 2019	December 31, 2018	December 31, 2017
Capital Structure
Market Value Per Share	$15.11	$11.07	$17.92

Common Shares Outstanding	180,574	181,657	184,237
Operating Partnership Units	141	141	186
Total Outstanding Common Shares	180,714	181,798	184,423

Common Shares Equity	$2,730,594	$2,012,502	$3,304,857

Perpetual Preferred Stock - Class J	200,000	200,000	200,000
Perpetual Preferred Stock - Class K	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$525,000	$525,000	$525,000

Unsecured Credit Facilities	0	100,000	0
Unsecured Term Loan	100,000	50,000	400,000
Unsecured Notes Payable	1,656,040	1,655,687	2,827,052
Mortgage Debt (includes JVs at SITE share)	385,932	440,405	988,740
Total Debt (includes JVs at SITE share)	2,141,972	2,246,092	4,215,792
Less: Cash (including restricted cash)	26,023	13,650	94,724
Net Debt	$2,115,949	$2,232,442	$4,121,068

Total Market Capitalization	$5,371,544	$4,769,944	$7,950,925

Leverage / Public Debt Covenants
Consolidated Net Effective Debt	1,806,899	1,870,363	3,763,739
Consolidated Adjusted EBITDA - annualized	347,632	378,488	622,576
Consolidated Net Debt / Adjusted EBITDA (1)	5.2X	4.9X	6.0X

Pro-Rata Net Effective Debt	2,101,862	2,218,568	4,102,455
Pro-Rata Adjusted EBITDA - annualized	364,224	395,324	637,736
Pro-Rata Net Debt / Adjusted EBITDA (1)	5.8X	5.6X	6.4X

Outstanding Debt & Obligations	1,855,084	1,909,399	3,884,947
Undepreciated Real Estate Assets	5,147,477	5,181,474	8,631,815
Total Debt to Real Estate Assets Ratio	36%	37%	45%
Covenant	65%	65%	65%

Secured Debt & Obligations	85,798	87,467	640,553
Total Assets	5,346,347	5,372,921	9,115,651
Secured Debt to Assets Ratio	2%	2%	7%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,421,341	4,439,863	6,973,787
Unsecured Debt & Obligations	1,769,286	1,821,932	3,244,394
Unencumbered Assets to Unsecured Debt	250%	244%	215%
Covenant	135%	135%	135%

Net Income Available for Debt Service	326,774	370,272	560,295
Maximum Annual Service Charge	94,368	149,201	217,754
Fixed Charge Coverage Ratio	3.5X	2.5X	2.6X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses (2)	336,547	453,329	623,575
Fixed Charge Coverage Ratio Excluding Other Expenses (2)	3.6X	3.0X	2.9X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB- (Positive)

(1) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(2) Other Expenses include Debt Extinguishment Costs and RVI transaction costs.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100% (2)			Same Store at SITE Share (2)
SITE at share	3Q19	3Q18	Change	3Q19	3Q18	Change

Leased rate	93.7%	93.8%	(0.1%)	94.3%	94.1%	0.2%
Commenced rate	91.4%	92.1%	(0.7%)	92.2%	92.1%	0.1%

Revenues:
Minimum rents	$150,306	$149,398		$86,311	$85,375
Recoveries	48,058	47,006		28,632	27,942
Percentage and overage rent	964	964		637	574
Ancillary and other rental income	2,735	2,297		1,550	1,339
Bad debt	(902)	(542)		(546)	(288)
	201,161	199,123	1.0%	116,584	114,942	1.4%
Expenses:
Operating and maintenance	(26,332)	(25,158)		(14,653)	(14,124)
Real estate taxes	(30,142)	(30,307)		(18,115)	(18,297)
	(56,474)	(55,465)	1.8%	(32,768)	(32,421)	1.1%
Total SSNOI (4)	$144,687	$143,658	0.7%	$83,816	$82,521	1.6%

Non-Same Store NOI	7,983	19,362		5,500	18,319
Total Consolidated + Unconsolidated NOI	$152,670	$163,020		$89,316	$100,840

SSNOI Operating Margin	71.9%	72.1%		71.9%	71.8%
SSNOI Recovery Rate	85.1%	84.7%		87.4%	86.2%

	YTD Same Store at 100% (2)			YTD Same Store at SITE Share (2)
YTD SITE at share	9M19	9M18	Change	9M19	9M18	Change

Leased rate	93.7%	93.8%	(0.1%)	94.3%	94.1%	0.2%
Commenced rate	91.4%	92.1%	(0.7%)	92.2%	92.1%	0.1%

Revenues:
Minimum rents	$446,143	$442,087		$252,743	$249,248
Recoveries	145,183	140,410		85,676	81,544
Percentage and overage rents	3,640	3,206		2,658	2,051
Ancillary and other rental income	8,921	5,916		5,706	3,376
Bad debt	(1,545)	(1,382)		(437)	(593)
	602,342	590,237	2.1%	346,346	335,626	3.2%
Expenses:
Operating and maintenance	(80,751)	(77,660)		(45,178)	(43,051)
Real estate taxes	(91,147)	(89,631)		(54,365)	(53,049)
	(171,898)	(167,291)	2.8%	(99,543)	(96,100)	3.6%
Total SSNOI (5)	$430,444	$422,946	1.8%	$246,803	$239,526	3.0%

Non-Same Store NOI (3)	30,381	177,353		25,536	166,391
Total Consolidated + Unconsolidated NOI	$460,825	$600,299		$272,339	$405,917

SSNOI Operating Margin	71.5%	71.7%		71.3%	71.4%
SSNOI Recovery Rate	84.5%	83.9%		86.1%	84.9%

(1) See calculation definition in the Non-GAAP Measures section.
(2) The Company adopted Topic 842, Leases in the first quarter. All prior periods have been restated to conform to the 2019 presentation.
(3) See Investments section for detail on major redevelopment activity. Represents 9.4% of YTD19 total NOI at SITE share.
(4) Presented SSNOI methodology is unchanged. Excluding lost rent related to lease terminations, 3Q 2019 SSNOI would be 0.4% and 1.3% at 100% and at SITE share, respectively.
(5) Presented SSNOI methodology is unchanged. Excluding lost rent related to lease terminations, YTD 2019 SSNOI would be 1.4% and 2.8% at 100% and at SITE share, respectively.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q19	33	67,845	$28.22	$24.78	13.9%	10.1	60	180,619	$19.37	9.7
2Q19	33	124,738	$20.09	$18.76	7.1%	8.2	60	219,838	$19.06	8.6
1Q19	26	101,757	$19.84	$16.10	23.2%	9.3	53	254,655	$18.89	9.7
4Q18	22	55,466	$17.61	$15.45	14.0%	9.4	57	277,645	$18.62	9.5
	114	349,806	$21.20	$18.63	13.8%	9.1	230	932,757	$18.94	9.4

Renewals
3Q19	124	593,997	$17.65	$16.87	4.6%	5.5	124	593,997	$17.65	5.5
2Q19	95	653,418	$17.10	$16.27	5.1%	5.1	95	653,418	$17.10	5.1
1Q19	115	440,461	$17.15	$15.90	7.9%	5.5	115	440,461	$17.15	5.5
4Q18	86	392,009	$16.02	$15.22	5.3%	5.1	86	392,009	$16.02	5.1
	420	2,079,885	$17.06	$16.17	5.5%	5.3	420	2,079,885	$17.06	5.3

New + Renewals
3Q19	157	661,842	$18.73	$17.68	5.9%	6.2	184	774,616	$18.05	6.6
2Q19	128	778,156	$17.58	$16.67	5.5%	5.7	155	873,256	$17.59	6.1
1Q19	141	542,218	$17.65	$15.94	10.7%	6.3	168	695,116	$17.79	7.1
4Q18	108	447,475	$16.22	$15.25	6.4%	5.7	143	669,654	$17.10	7.1
	534	2,429,691	$17.66	$16.52	6.9%	6.0	650	3,012,642	$17.64	6.7

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
3Q19	168,160	$19.94	$2.66	$1.68	$0.85	$5.19	$14.75	9.8	62%	38%
2Q19	193,568	$19.92	$2.31	$4.90	$0.80	$8.01	$11.91	8.4	65%	35%
1Q19	199,059	$19.87	$3.17	$2.10	$0.60	$5.87	$14.00	9.6	65%	35%
4Q18	120,266	$22.49	$3.65	$3.61	$0.63	$7.89	$14.60	8.8	66%	34%
	681,053	$20.36	$2.90	$2.98	$0.73	$6.61	$13.75	9.2	64%	36%

Renewals
3Q19	593,997	$17.94	$0.32	$0.00	$0.00	$0.32	$17.62	5.5	78%	22%
2Q19	653,418	$17.21	$0.03	$0.00	$0.01	$0.04	$17.17	5.1	85%	15%
1Q19	440,461	$17.41	$0.37	$0.00	$0.01	$0.38	$17.03	5.5	71%	29%
4Q18	392,009	$16.30	$0.04	$0.00	$0.00	$0.04	$16.26	5.1	84%	16%
	2,079,885	$17.29	$0.19	$0.00	$0.00	$0.19	$17.10	5.3	80%	20%

New + Renewals
3Q19	762,157	$18.38	$1.09	$0.55	$0.28	$1.92	$16.46	6.5	74%	26%
2Q19	846,986	$17.83	$0.76	$1.58	$0.26	$2.60	$15.23	5.9	81%	19%
1Q19	639,520	$18.18	$1.59	$0.92	$0.27	$2.78	$15.40	6.8	69%	31%
4Q18	512,275	$17.75	$1.26	$1.22	$0.22	$2.70	$15.05	6.2	80%	20%
	2,760,938	$18.05	$1.15	$1.06	$0.26	$2.47	$15.58	6.4	76%	24%

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	46	34	80	$21,788	6.0%	$30,098	1,575	6.7%	2,382	A+/A2/NR
2	Bed Bath & Beyond (2)	28	23	51	12,265	3.4%	19,393	899	3.8%	1,440	BB+/Baa3/NR
3	PetSmart	23	23	46	10,336	2.8%	16,465	592	2.5%	1,014	B-/B3/NR
4	Dick's Sporting Goods (3)	12	15	27	10,054	2.8%	17,955	641	2.7%	1,318	NR
5	Michaels	20	20	40	8,235	2.3%	12,937	560	2.4%	953	BB-/NR/NR
6	Ulta	25	20	45	7,487	2.1%	11,315	296	1.3%	478	NR
7	Gap (4)	19	22	41	7,173	2.0%	11,536	381	1.6%	646	BB+/Baa2/NR
8	Best Buy	8	10	18	7,165	2.0%	12,438	438	1.9%	793	BBB/Baa1/BBB
9	Ross Stores (5)	15	33	48	6,749	1.9%	15,359	596	2.5%	1,391	A-/A2/NR
10	AMC Theatres	2	8	10	6,746	1.9%	14,507	294	1.2%	771	B/B2/NR
11	Nordstrom Rack	9	2	11	6,342	1.7%	7,566	333	1.4%	397	BBB+/Baa1/BBB+
12	Kroger (6)	6	8	14	6,318	1.7%	9,020	470	2.0%	823	BBB/Baa1/NR
13	Kohl's	6	12	18	6,098	1.7%	12,965	718	3.0%	1,571	BBB/Baa2/BBB
14	Barnes & Noble	9	9	18	5,838	1.6%	8,963	271	1.1%	452	NR
15	Whole Foods	3	2	5	4,938	1.4%	5,679	208	0.9%	259	A+/A3/NR
16	Burlington	5	6	11	4,260	1.2%	7,076	275	1.2%	576	BB+/NR/BB+
17	DSW	11	8	19	4,249	1.2%	6,317	261	1.1%	410	NR
18	Five Below	20	21	41	4,093	1.1%	6,717	211	0.9%	356	NR
19	Petco	12	9	21	3,800	1.0%	5,743	184	0.8%	284	CCC+/B3/NR
20	Office Depot (7)	11	12	23	3,733	1.0%	6,723	277	1.2%	491	B/Ba3/NR
21	Ascena (8)	22	16	38	3,610	1.0%	5,135	157	0.7%	233	CCC+/B3/NR
22	Party City	13	12	25	3,581	1.0%	5,879	182	0.8%	317	NR
23	Pier 1 Imports	9	16	25	3,351	0.9%	6,003	130	0.6%	261	CCC-/NR/NR
24	Jo-Ann	8	9	17	3,318	0.9%	5,473	296	1.3%	535	B-/B2/NR
25	Cinemark	2	3	5	3,249	0.9%	5,154	209	0.9%	326	BB/NR/NR
26	Regal Cinemas	3	1	4	3,127	0.9%	5,227	150	0.6%	220	NR
27	Staples	7	13	20	3,122	0.9%	5,820	205	0.9%	410	B+/B1/NR
28	Dollar Tree Stores	17	22	39	2,749	0.8%	4,879	234	1.0%	417	BBB-/Baa3/NR
29	Hobby Lobby	6	3	9	2,605	0.7%	3,795	334	1.4%	469	NR
30	LA Fitness	3	1	4	2,379	0.7%	2,966	144	0.6%	175	NR
31	Giant Eagle	2	2	4	2,378	0.7%	4,247	203	0.9%	369	NR
32	Home Depot	3	3	6	2,370	0.7%	3,865	350	1.5%	708	A/A2/A
33	Publix	2	20	22	2,304	0.6%	9,743	264	1.1%	1,065	NR
34	24 Hour Fitness	3	1	4	2,243	0.6%	3,863	105	0.4%	189	B/NR/NR
35	Macy's (9)	4	0	4	2,224	0.6%	2,224	183	0.8%	183	BBB-/Baa3/BBB
36	Mattress Firm	14	12	26	2,173	0.6%	3,446	69	0.3%	120	NR
37	Caleres Inc.	11	8	19	2,154	0.6%	3,160	104	0.4%	155	BB/Ba2/NR
38	Total Wine & More	4	4	8	2,142	0.6%	3,261	104	0.4%	163	NR
39	Lowe's	2	3	5	2,036	0.6%	4,498	342	1.5%	662	BBB+/Baa1/NR
40	Carter's Childrenswear	14	14	28	2,023	0.6%	3,030	70	0.3%	112	BB+/NR/NR
41	AT&T	16	20	36	2,006	0.6%	3,328	58	0.2%	101	BBB/Baa2/A-
42	Tailored Brands (10)	11	8	19	1,946	0.5%	2,999	70	0.3%	119	B/NR/NR
43	Ahold Delhaize (11)	1	6	7	1,932	0.5%	5,627	119	0.5%	385	BBB/Baa1/BBB+
44	Target	3	2	5	1,840	0.5%	2,369	509	2.2%	703	A/A2/A-
45	Panera	10	10	20	1,739	0.5%	2,868	57	0.2%	98	NR
46	L Brands (12)	13	13	26	1,730	0.5%	2,678	59	0.3%	95	BB/Ba1/NR
47	Darden (13)	8	4	12	1,573	0.4%	2,143	64	0.3%	90	BBB/Baa2/BBB
48	Signet Jewelers (14)	11	5	16	1,571	0.4%	1,830	42	0.2%	52	BB-/NR/B+
49	Kirkland's	8	5	13	1,547	0.4%	1,976	77	0.3%	106	NR
50	Shoprite	1	1	2	1,449	0.4%	2,295	79	0.3%	136	NR
	Top 50 Total	521	534	1,055	$218,138	60.0%	$358,553	14,449	61.3%	25,779
	Total Portfolio				$363,266	100.0%	$615,240	23,578	100.0%	43,058

(1) T.J. Maxx (21) / Marshalls (30) / HomeGoods (20) / Sierra Trading (5) / HomeSense (3) / Combo Store (1)							(8) Ann Taylor (3)/ Catherine's (2) /Dress Barn (11) /Justice (10) /Lane Bryant (9) /Maurice's (3)
(2) Bed Bath (25) / World Market (16) / buybuy Baby (9) / CTS (1)							(9) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)
(3) Dick's Sporting Goods (24) / Golf Galaxy (3)							(10) Men's Wearhouse (13) / Jos. A. Bank (5) / K&G Fashion Superstore (1)
(4) Gap (3) / Old Navy (35) / Banana Republic (2) / Janie & Jack (1)							(11) Stop & Shop (4) / Food Lion (2) / Martin's (1)
(5) Ross Dress For Less (46) / dd's Discounts (2)							(12) Bath & Body Works (22) / Victoria's Secret (4)
(6) Kroger (9) / Harris Teeter (3) / King Soopers (1) / Mariano's (1)							(13) Longhorn Steakhouse (7) / Olive Garden (4) / Bahama Breeze (1)
(7) Office Depot (11) / OfficeMax (12)							(14) Kay Jewelers (10) / Jared (4) / Zales (2)

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	14	67	$4.79	0.0%	33	49	$1,289	$26.31	1.1%	34	63	$1,356	$21.52	0.4%
2019	7	187	1,860	$9.95	0.8%	62	58	1,541	$26.57	1.3%	69	245	3,401	$13.88	1.0%
2020	78	892	12,794	$14.34	5.7%	365	519	13,326	$25.68	11.6%	443	1,411	26,120	$18.51	7.7%
2021	132	1,899	27,028	$14.23	12.1%	437	579	15,813	$27.31	13.8%	569	2,478	42,841	$17.29	12.6%
2022	146	2,441	36,416	$14.92	16.2%	439	657	18,289	$27.84	15.9%	585	3,098	54,705	$17.66	16.1%
2023	147	2,423	33,594	$13.86	15.0%	417	644	18,146	$28.18	15.8%	564	3,067	51,740	$16.87	15.3%
2024	143	2,431	33,103	$13.62	14.8%	372	528	15,176	$28.74	13.2%	515	2,959	48,279	$16.32	14.2%
2025	77	1,366	22,915	$16.78	10.2%	139	214	5,962	$27.86	5.2%	216	1,580	28,877	$18.28	8.5%
2026	47	651	9,842	$15.12	4.4%	104	242	7,342	$30.34	6.4%	151	893	17,184	$19.24	5.1%
2027	36	641	12,427	$19.39	5.5%	84	172	4,941	$28.73	4.3%	120	813	17,368	$21.36	5.1%
2028	40	628	9,313	$14.83	4.2%	105	213	6,434	$30.21	5.6%	145	841	15,747	$18.72	4.6%
Thereafter	65	1,345	24,933	$18.54	11.1%	106	222	6,508	$29.32	5.7%	171	1,567	31,441	$20.06	9.3%
Total	919	14,918	$224,292	$15.03	100.0%	2,663	4,097	$114,767	$28.01	100.0%	3,582	19,015	$339,059	$17.83	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	30	48	$1,274	$26.54	1.1%	30	48	$1,274	$26.54	0.4%
2019	4	73	906	$12.41	0.4%	50	46	1,258	$27.35	1.1%	54	119	2,164	$18.18	0.6%
2020	27	329	4,076	$12.39	1.8%	228	298	7,886	$26.46	6.9%	255	627	11,962	$19.08	3.5%
2021	19	232	4,321	$18.63	1.9%	276	299	8,516	$28.48	7.4%	295	531	12,837	$24.18	3.8%
2022	26	334	5,997	$17.96	2.7%	235	296	8,233	$27.81	7.2%	261	630	14,230	$22.59	4.2%
2023	15	103	2,463	$23.91	1.1%	254	306	8,240	$26.93	7.2%	269	409	10,703	$26.17	3.2%
2024	20	231	3,600	$15.58	1.6%	214	233	7,075	$30.36	6.2%	234	464	10,675	$23.01	3.1%
2025	22	217	3,280	$15.12	1.5%	159	221	6,023	$27.25	5.2%	181	438	9,303	$21.24	2.7%
2026	20	231	4,818	$20.86	2.1%	133	211	6,291	$29.82	5.5%	153	442	11,109	$25.13	3.3%
2027	25	326	5,803	$17.80	2.6%	163	252	7,883	$31.28	6.9%	188	578	13,686	$23.68	4.0%
2028	39	519	7,140	$13.76	3.2%	161	265	8,022	$30.27	7.0%	200	784	15,162	$19.34	4.5%
Thereafter	702	12,323	181,888	$14.76	81.1%	760	1,622	44,066	$27.17	38.4%	1,462	13,945	225,954	$16.20	66.6%
Total	919	14,918	$224,292	$15.03	100.0%	2,663	4,097	$114,767	$28.01	100.0%	3,582	19,015	$339,059	$17.83	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Redevelopments

$ in thousands
	SITE Own %	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments – Major (2)		8%	$95,556	$29,916	$65,640	$0	$25,668
Redevelopments – Tactical (3)		10%	63,862	39,186	24,676	23,477	15,709
Other (4)		N/A	N/A	24,481	0	0	24,481
Undeveloped land (5)		N/A	N/A	10,667	0	0	10,667
			$159,418	$104,250	$90,316	$23,477	$76,525

Redevelopments – Major

Nassau Park Pavilion (Princeton, NJ)	100%		12,199	11,382	817	0	11,382	3Q19	4Q19	Homesense, TJ Maxx, Burlington

The Collection at Brandon Boulevard (Tampa, FL)	100%		27,732	13,786	13,946	0	10,286	4Q19	4Q20	Lucky's, Bealls, Crunch Fitness

1000 Van Ness (San Francisco, CA)	100%		4,810	0	4,810	0	0	1Q20	2Q20	CGV Cinemas

West Bay Plaza (Phase II) (Cleveland, OH)	100%		12,000	788	11,212	0	788	4Q20	2Q22

Shoppers World (Boston, MA)	100%		20,426	1,948	18,478	0	1,948	TBD	TBD

Sandy Plains Village (Atlanta, GA)	100%		8,556	1,166	7,390	0	418	TBD	TBD

Perimeter Pointe (Atlanta, GA)	100%		9,833	846	8,987	0	846	TBD	TBD

			$95,556	$29,916	$65,640	$0	$25,668

(1) Balance is in addition to SITE's pro rata share of joint venture CIP of $6 million.
(2) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(3) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(4) Includes predevelopment and retenanting expenditures.
(5) Balance is in addition to owned land adjacent to existing centers with an estimated value of $23 million and cost basis of the headquarters (non-income producing) of $32 million.

SITE Centers Corp.

Transactions

$ and GLA in thousands
			SITE	Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

Acquisitions

10/02/19	Vintage Plaza	Austin, TX	100.0%	41	$12,645	$0	$12,645	$0
		Total 2019 YTD		41	$12,645	$0	$12,645	$0

Dispositions

01/10/19	Northpoint SC (BRE DDR Retail Holdings III)	Cape Coral, FL	5.0%	112	$17,836	$7,449	$892	$372
01/11/19	Winchester Station (BRE DDR Retail Holdings III)	Winchester, VA	5.0%	183	30,550	15,205	1,528	760
01/15/19	Heritage Square (1)	Monmouth Junction, NJ	0.3%	81	14,700	13,497	44	40
01/16/19	Largo Town Center (Other)	Upper Marlboro, MD	20.0%	277	43,950	0	8,790	0
03/08/19	Vista Village	Vista, CA	100.0%	194	66,200	0	66,200	0
	Preferred equity repayment				12,406		12,406
		1Q 2019 Total		847	$185,642	$36,151	$89,860	$1,172

04/16/19	Westside Centre (TIAA)	Huntsville, AL	15.0%	477	$35,900	$23,625	$5,385	$3,544
06/19/19	North Towne Commons	Toledo, OH	100.0%	80	750	0	750	0
	Preferred equity repayment				1,194		1,194
		2Q 2019 Total		557	$37,844	$23,625	$7,329	$3,544

08/09/19	Duvall Village	Bowie, MD	100.0%	88	$10,000	$0	$10,000	$0
08/27/19	Prairie Market outparcel (BRE DDR Retail Holdings III)	Oswego, IL	5.0%	11	1,300	0	65	0
09/26/19	Orchards Market Center	Vancouver, WA	100.0%	178	26,600	0	26,600	0
	Preferred equity repayment				1,255		1,255
		3Q 2019 Total		277	$39,155	$0	$37,920	$0

10/28/19	Loan repayment (Kildeer Marketplace)	Kildeer, IL	100.0%		$12,040	$0	$12,040	$0
		4Q 2019 QTD		0	$12,040	$0	$12,040	$0

		Total 2019 YTD		1,681	$274,681	$59,776	$147,149	$4,716

(1) Asset included in the collateral for BRE DDR Retail Holdings IV preferred interest. The Company does not have a material interest, but provides property asset management services.

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$0	$0	2.92%				$0	2.92%
Unsecured Term Loan	100,000	100,000	3.02%				100,000	3.02%
Unsecured Public Debt	1,656,040	1,656,040	4.34%				1,656,040	4.34%
Fixed Rate Mortgage Loans	85,797	76,311	4.76%	$1,128,600	$217,688	4.56%	293,999	4.61%
Variable Rate Mortgage Loans	0	0	0.00%	730,338	91,933	5.05%	91,933	5.05%
Subtotal	$1,841,837	$1,832,351	4.28%	$1,858,938	$309,621	4.71%	$2,141,971	4.34%
Fair Market Value Adjustment	805	805		3,894	196		1,001
Unamortized Loan Costs, Net	(9,359)	(9,308)		(17,892)	(2,597)		(11,905)
Total	$1,833,283	$1,823,848	4.28%	$1,844,940	$307,220	4.71%	$2,131,068	4.34%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2019	$703	$0	$0	$703	$703	-
2020	1,749	39,934	0	41,683	41,683	4.99%
2021	1,214	42,197	0	43,411	43,411	4.09%
2022	0	0	200,000	200,000	200,000	4.77%
2023	0	0	187,209	187,209	177,723	3.25%
2024	0	0	65,614	65,614	65,614	4.07%
2025	0	0	457,142	457,142	457,142	3.79%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.81%
2028 and beyond	0	0	0	0	0	-
Unsecured debt discount			(3,925)	(3,925)	(3,925)
Total	$3,666	$82,131	$1,756,040	$1,841,837	$1,832,351	4.28%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2019	$1,311	$21,100	$0	$22,411	$4,543	4.73%
2020	5,884	0	0	5,884	1,586	-
2021	5,420	194,062	0	199,482	49,249	5.22%
2022	4,246	729,709	0	733,955	114,228	4.62%
2023	3,820	35,177	0	38,997	2,639	4.26%
2024	2,278	678,008	0	680,286	96,403	4.97%
2025	1,867	0	0	1,867	644	-
2026	1,936	0	0	1,936	668	-
2027	2,009	106,200	0	108,209	16,622	3.89%
2028 and beyond	514	65,397	0	65,911	23,041	3.69%
Total	$29,285	$1,829,653	$0	$1,858,938	$309,621	4.71%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	94.5%	4.4%	70.3%	4.6%	91.0%	4.4%
Variable	5.5%	3.0%	29.7%	5.0%	9.0%	4.0%

Recourse to SITE	95.8%	4.3%	0.0%	0.0%	82.0%	4.3%
Non-recourse to SITE	4.2%	4.8%	100.0%	4.7%	18.0%	4.7%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($950m)	$0	$0	01/25	L + 90
Unsecured Revolver ($20m)	0	0	01/25	L + 90
Unsecured Term Loan ($200m)	100,000	100,000	01/23	L + 100
	$100,000	$100,000
Public Debt
Unsecured Notes	201,077	201,077	07/22	4.76%
Unsecured Notes	87,017	87,017	05/23	3.52%
Unsecured Notes	65,478	65,478	08/24	4.07%
Unsecured Notes	455,338	455,338	02/25	3.79%
Unsecured Notes	397,761	397,761	02/26	4.43%
Unsecured Notes	449,369	449,369	06/27	4.81%
	$1,656,040	$1,656,040
Mortgage Debt
Polaris Towne Center, OH	40,353	40,353	04/20	4.99%
Chapel Hills West, CO	9,993	9,993	06/21	3.64%
Chapel Hills East, CO	6,706	6,706	12/21	4.76%
Paradise Village Gateway, AZ (SITE 67%)	28,745	19,259	01/22	4.85%
	$85,797	$76,311

Consolidated Debt Subtotal	$1,841,837	$1,832,351
FMV Adjustment – Assumed Debt	805	805
Unamortized Loan Costs, Net	(9,359)	(9,308)
Total Consolidated Debt	$1,833,283	$1,823,848

Rate Type
Fixed	$1,741,837	$1,732,351	5.6 years	4.35%
Variable	100,000	100,000	3.3 years	3.02%
	$1,841,837	$1,832,351	5.5 years	4.28%
Perpetual Preferred Stock
Class J	$200,000	$200,000	August 2017 (4)	6.50%
Class K	150,000	150,000	April 2018 (4)	6.25%
Class A	175,000	175,000	June 2022 (4)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Earliest redemption date.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Joint Venture	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Mortgage Debt
October 2019 Loan Pool (5 assets)	SAU	17,516	3,503	10/19	4.75%
Flat Shoals Crossing, GA	SAU	3,584	717	10/19	4.66%
Sun Center Limited, OH (SITE 79%)	Other	19,937	15,840	05/21	6.14%
RVIP IIIB, Deer Park, IL (SITE 26%)	Other	64,630	16,642	09/21	4.91%
November 2021 Loan Pool (5 assets) (2)	DDRTC	113,609	17,041	11/21	4.68%
January 2022 Loan Pool (3 assets)	BREDDR IV	93,021	4,651	01/22	4.76%
Eastland Center, CA	BREDDR III	90,000	4,500	07/22	3.97%
July 2022 Loan Pool (13 assets)	DDRM	218,730	43,746	07/22	4.21%
July 2022 Loan Pool (15 assets)	DDRM	198,396	39,679	07/22	4.77%
July 2022 Loan Pool (7 assets)	DDRM	95,312	19,062	07/22	5.63%
White Oak Village, VA	BREDDR III	34,250	1,713	09/22	1.95%
Millenia Crossing, FL	BREDDR IV	21,228	1,061	01/23	4.20%
Midtowne Park, SC	BREDDR III	15,736	787	01/23	4.34%
Concourse Village, FL	BREDDR IV	13,369	668	02/24	4.31%
Birkdale Village, NC	DDRTC	79,064	11,860	04/24	4.31%
April 2024 Loan Pool (10 assets)	DTP	364,320	72,864	04/24	4.97%
June 2024 Loan Pool (12 assets)	BREDDR III	230,000	11,500	06/24	5.69%
Overlook at King of Prussia, PA	DDRTC	40,800	6,120	09/27	3.89%
Marketplace at Millcreek, GA	DDRTC	39,600	5,940	09/27	3.88%
Winslow Bay Commons, NC	DDRTC	25,800	3,870	09/27	3.89%
Lennox Town Center Limited, OH (SITE 50%)	Other	39,500	19,750	04/28	3.49%
May 2028 Loan Pool (7 assets)	SAU	40,536	8,107	05/28	4.19%
Unconsolidated Debt Subtotal		$1,858,938	$309,621
FMV Adjustment – Assumed Debt		3,894	196
Unamortized Loan Costs, Net		(17,892)	(2,597)
Total Unconsolidated Debt		$1,844,940	$307,220

Rate Type
Fixed		$1,128,600	$217,688	4.4 years	4.56%
Variable		730,338	91,933	2.9 years	5.05%
		$1,858,938	$309,621	3.9 years	4.71%

(1) Assumes borrower extension options are exercised.
(2) LIBOR subject to a 0.25% floor.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	3Q19	3Q18
Consolidated
Net income (loss) to SITE	$23,630	($8,931)
Interest expense	21,160	26,962
Income tax expense	250	238
Depreciation and amortization	40,732	49,629
Adjustments for non-controlling interests	(178)	(171)
EBITDA – current quarter	85,594	67,727
Impairments	2,750	19,890
Reserve of preferred equity interest	6,373	2,201
Gain on disposition of real estate, net	(14,498)	(124)
EBITDAre – current quarter	80,219	89,694
Equity in net (income) loss of JVs	(2,612)	2,920
Other expense, net	1,740	1,475
Hurricane property income	0	(157)
Business interruption income	(885)	(1,784)
JV OFFO (at SITE Share)	8,446	7,247
Adjusted EBITDA – current quarter (1)	86,908	99,395
Adjusted EBITDA – annualized	347,632	397,580

Consolidated debt	1,833,283	2,385,002
Partner share of consolidated debt	(9,486)	(9,647)
Loan costs, net	9,359	12,749
Face value adjustments	(805)	(1,794)
Cash and restricted cash	(25,452)	(12,719)
Net effective debt	$1,806,899	$2,373,591

Debt/Adjusted EBITDA – Consolidated (2)	5.2x	6.0x

Pro rata including JVs
EBITDAre	86,105	99,696
Adjusted EBITDA – current quarter	91,056	103,108
Adjusted EBITDA – annualized	364,224	412,432

Consolidated net debt	1,806,899	2,373,591
JV debt (at SITE Share)	309,621	306,345
Cash and restricted cash	(14,658)	(12,543)
Net effective debt	$2,101,862	$2,667,393

Debt/Adjusted EBITDA – Pro Rata (2)	5.8x	6.5x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties		Owned GLA	3Q19 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	SITE Preferred Equity (At 100%)
TIAA-CREF DDRTC	15%	22		7,598	$24,005		$1,321,555	$298,873

Madison International DDRM	20%	35		5,393	15,559		959,822	512,438

Blackstone RE Partners
BREDDR III	5%	14		3,626	10,945		561,573	369,986	$108,846	(3)
BREDDR IV	5%	5		1,120	3,428		174,838	127,618	53,884	(4)

Chinese Institutional Investors DTP	20%	10		3,396	11,568		569,406	364,320

State of Utah SAU	20%	12		976	2,520		134,708	61,636

Various Investors Other	Various	4		1,263	5,009		230,675	124,067
Total		102	(5)	23,372	$73,034		$3,952,577	$1,858,938	$162,730
Property management fees					3,391	(1)
Assets sold in 3Q2019					0	(1)
Net operating income					$76,425	(6)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.  JV NOI was adjusted to reflect the impact of assets sold.

(2) Fair market value of debt adjustment and net unamortized loan costs ($14.0 million or $2.4 million at SITE's Share) are excluded from above.

(3) Amount is net of $73.2 million valuation allowance and $135.6 million of face value repaid through September 30, 2019.  Face value of $182.1 million including accrued interest of $3.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued payment in kind ("PIK") of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are allocated 52.8% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.

(4) Amount is net of $11.3 million valuation allowance and $20.5 million of face value repaid through September 30, 2019.  Face value of $65.2 million including accrued interest of $1.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued PIK of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are expected to be available to repay the preferred member.  Included in the collateral for the preferred equity interest is 95% of the value of the five joint venture properties and 100% of the value of three properties in which the Company does not have a material interest, but to which SITE provides property asset management services.

(5) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(6) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 3Q19		Balance Sheet Pro Rata Adjustments 3Q19
Revenues:		Assets:
Rental Income (2)	$18,002	Land	$156,223
Other income	482	Buildings	436,503
	18,484	Improvements	42,246
Expenses:			634,972
Operating and maintenance	2,451	Depreciation	(171,429)
Real estate taxes	2,507		463,543
	4,958	Construction in progress and land	5,597
Net Operating Income	13,526	Real estate, net	469,140
		Investment in JVs	1,092
Other Income (expense):		Cash and restricted cash	14,658
Fee income	(899)	Receivables, net	6,846
Interest income	(277)	Other assets, net	24,699
Impairment charges	0	Total Assets	$516,435
Interest expense	(3,918)
Depreciation and amortization	(6,024)	Liabilities and Equity:
Other income (expense), net	(67)	Mortgage debt	$307,220
Income before earnings from JVs	2,341	Notes payable to SITE	1,177
Equity in net income of JVs	(2,612)	Other liabilities	22,305
Basis differences of JVs	281	Total Liabilities	330,702
Gain on disposition of real estate	(10)	JVs share of equity	14,258
Net income	$0	Distributions in excess of net income	171,475
		Total Equity	185,733
FFO Reconciliation 3Q19		Total Liabilities and Equity	$516,435
Income before earnings from JVs	$2,341
Depreciation and amortization	6,024
Impairment of real estate	0
Basis differences of JVs	133
FFO at SITE's Ownership Interests	$8,498
OFFO at SITE's Ownership Interests	$8,446

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$13,663
Percentage rent	88
Recoveries	4,251

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Income Statement
	3Q19	3Q18	9M19	9M18
Revenues:
Rental income (1)	$102,350	$100,051	$312,752	$318,747
Other income	2,873	3,166	7,154	6,754
	105,223	103,217	319,906	325,501
Expenses:
Operating and maintenance	14,310	14,098	45,045	46,367
Real estate taxes	14,488	15,479	44,296	49,905
	28,798	29,577	89,341	96,272

Net operating income	76,425	73,640	230,565	229,229

Other income (expense):
Interest expense	(22,530)	(23,126)	(73,472)	(72,315)
Depreciation and amortization	(36,867)	(34,332)	(113,340)	(111,308)
Impairment charges	0	(87,880)	(12,267)	(104,790)
Preferred share expense	(5,544)	(6,249)	(16,487)	(19,074)
Other expense, net	(5,017)	(5,460)	(16,358)	(19,497)
	6,467	(83,407)	(1,359)	(97,755)
(Loss) gain on disposition of real estate, net	(440)	32,548	15,205	82,924
Net income (loss) attributable to unconsolidated JVs	6,027	(50,859)	13,846	(14,831)
Depreciation and amortization	36,867	34,332	113,340	111,308
Impairment of real estate	0	87,880	12,267	104,790
Loss (gain) on disposition of real estate, net	440	(32,548)	(15,205)	(82,924)
FFO	$43,334	$38,805	$124,248	$118,343
FFO at SITE's ownership interests	$8,498	$7,036	$24,169	$20,847
Operating FFO at SITE's ownership interests	$8,446	$7,247	$24,163	$21,762

(1) Rental Income:
Minimum rents	$78,100	$75,860	$239,038	$240,884
Percentage rent	415	492	1,286	1,479
Recoveries	23,835	23,699	72,428	76,384

Balance Sheet
			At Period End
			3Q19	4Q18
Assets:
Land			$957,434	$1,004,289
Buildings			2,710,289	2,804,027
Improvements			230,656	221,412
			3,898,379	4,029,728
Depreciation			(968,414)	(935,921)
			2,929,965	3,093,807
Construction in progress and land			54,198	56,498
Real estate, net			2,984,163	3,150,305
Cash and restricted cash			88,934	94,111
Receivables, net			39,820	44,702
Other assets, net			164,641	186,693
Total Assets			$3,277,558	$3,475,811

Liabilities and Equity:
Mortgage debt			$1,844,940	$2,212,503
Notes and accrued interest payable to SITE			6,105	5,182
Other liabilities			153,788	161,372
Total Liabilities			2,004,833	2,379,057

Redeemable preferred equity			263,316	274,493
Accumulated equity			1,009,409	822,261
Total Equity			1,272,725	1,096,754
Total Liabilities and Equity			$3,277,558	$3,475,811

SITE Centers Corp.

Top 20 MSA Exposure

$ and GLA in thousands
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	26	2,769	11.7%	92.5%	$32,986	9.1%	$13.59
2	Chicago-Naperville-Elgin, IL-IN-WI	7	1,292	5.5%	91.8%	27,603	7.6%	$23.79
3	Columbus, OH	8	1,591	6.7%	96.8%	23,860	6.6%	$16.28
4	Charlotte-Concord-Gastonia, NC-SC	6	1,474	6.3%	95.9%	22,705	6.3%	$16.29
5	Boston-Cambridge-Newton, MA-NH	2	1,421	6.0%	94.3%	22,300	6.1%	$25.95
6	Orlando-Kissimmee-Sanford, FL	8	1,240	5.3%	97.7%	21,442	5.9%	$18.44
7	Denver-Aurora-Lakewood, CO	5	1,386	5.9%	94.0%	20,439	5.6%	$18.54
8	Trenton, NJ	2	1,159	4.9%	97.4%	20,264	5.6%	$19.39
9	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,055	4.5%	97.4%	17,539	4.8%	$21.83
10	Los Angeles-Long Beach-Anaheim, CA	4	936	4.0%	95.9%	16,367	4.5%	$23.88
11	San Antonio-New Braunfels, TX	3	1,055	4.5%	86.9%	15,798	4.3%	$19.49
12	Phoenix-Mesa-Scottsdale, AZ	4	878	3.7%	96.5%	14,981	4.1%	$18.63
13	Cincinnati, OH-KY-IN	3	590	2.5%	90.7%	9,301	2.6%	$17.26
14	Washington-Arlington-Alexandria, DC-VA-MD-WV	2	430	1.8%	100.0%	9,237	2.5%	$21.30
15	New York-Newark-Jersey City, NY-NJ-PA	8	557	2.4%	88.1%	9,008	2.5%	$17.99
16	Cleveland-Elyria, OH	2	564	2.4%	98.1%	7,305	2.0%	$13.47
17	Tampa-St. Petersburg-Clearwater, FL	8	652	2.8%	88.2%	6,619	1.8%	$15.61
18	Kansas City, MO-KS	2	495	2.1%	85.4%	6,216	1.7%	$14.52
19	Sacramento--Roseville--Arden-Arcade, CA	1	275	1.2%	98.7%	6,009	1.7%	$30.73
20	Portland-Vancouver-Hillsboro, OR-WA	1	303	1.3%	97.0%	5,859	1.6%	$20.32
	Other	58	3,455	14.7%	94.6%	47,428	13.1%	$15.91
	Total	169	23,578	100.0%	94.2%	$363,266	100.0%	$18.04

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	River Ridge	Birmingham-Hoover, AL	Birmingham	AL	15%	TIAA	172	350	$16.75	Best Buy, Nordstrom Rack, Staples, Target (U)
2	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	688	703	$18.20	AMC Theatres, Best Buy, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
3	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		345	416	$16.52	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Savers (U), Staples, T.J. Maxx
4	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$20.54	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
5	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$18.62	Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
6	Shops at Prescott Gateway	Prescott, AZ	Prescott	AZ	5%	BREDDR III	35	35	$29.47	Trader Joe's
7	Silverado Plaza	Tucson, AZ	Tucson	AZ	5%	BREDDR III	78	79	$8.53	Safeway
8	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		212	243	$19.04	Aldi, Kohl's, Michaels
9	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$23.99	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
10	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$22.61	Cinemark, H & M, Nike, Restoration Hardware
11	Eastland Center	Los Angeles-Long Beach-Anaheim, CA	West Covina	CA	5%	BREDDR III	812	912	$14.72	Ashley Furniture HomeStore, Burlington, Dick's Sporting Goods, Hobby Lobby, Marshalls, Pottery Barn Outlet, Ross Dress for Less, Target, Walmart
12	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		275	289	$22.23	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
13	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
14	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	246	246	$17.24	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
15	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$19.86	The Studio Mix
16	Cornerstar	Denver-Aurora-Lakewood, CO	Aurora	CO	5%	BREDDR III	430	585	$20.49	24 Hour Fitness, HomeGoods, Marshalls, Office Depot, Ross Dress for Less, Target (U), Ulta Beauty
17	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$21.20	Cavender's, Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture
18	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		446	541	$13.70	24 Hour Fitness, Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
19	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		243	260	$19.69	King Soopers, Marshalls, Michaels, Pier 1 Imports
20	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		232	641	$19.92	Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
21	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		125	125	$17.06	Bed Bath & Beyond, The Fresh Market
22	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	561	$13.47	A.C. Moore, AMC Theatres, Dick's Sporting Goods, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
23	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.24	HomeGoods (U), Stop & Shop, Target (U)
24	Cypress Trace	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	TIAA	278	278	$11.42	Bealls, Beall's Outlet, Lucky's Market, Ross Dress for Less, Stein Mart
25	Market Square	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	TIAA	119	405	$15.33	American Signature Furniture, Barnes & Noble (U), Cost Plus World Market (U), DSW, Michaels (U), Target (U), Total Wine & More
26	The Forum	Cape Coral-Fort Myers, FL	Fort Myers	FL	5%	BREDDR III	190	458	$16.11	Bed Bath & Beyond, Defy Extreme Air Sports, Home Depot (U), Ross Dress for Less, Staples, Target (U)
27	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$12.25	Publix
28	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	210	$7.94	Big Lots, Indian River Antique Mall, Publix
29	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$15.81	Publix
30	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.42	Walmart Neighborhood Market
31	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	5%	BREDDR IV	134	134	$17.23	Ross Dress for Less, T.J. Maxx
32	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$20.29	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
33	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$14.07	Publix
34	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$14.64	Home Depot (U), Jo-Ann, Ross Dress for Less
35	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	108	148	$23.13	LA Fitness (U), The Fresh Market

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
36	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$16.61	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More
37	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$13.54	Publix, Ross Dress for Less
38	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	281	$15.27	Beall's Outlet, DSW, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
39	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	74	74	$12.51	Aldi
40	Heather Island	Ocala, FL	Ocala	FL	20%	DDRM	71	71	$11.46	Publix
41	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$14.76	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
42	Shoppes of Lake Mary	Orlando-Kissimmee-Sanford, FL	Lake Mary	FL	15%	TIAA	74	246	$24.74	Publix (U), Staples, Target (U)
43	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$12.35	Publix
44	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		311	311	$16.46	Academy Sports, Beall's Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
45	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	5%	BREDDR IV	100	100	$28.60	Nordstrom Rack
46	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	263	263	$11.86	Badcock Home Furniture & More, dd's Discounts, Publix, Ross Dress for Less
47	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.10	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
48	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.88	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
49	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.64	Bealls, Bealls Outlet, Big Lots, Circustrix, Lowe's (U)
50	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$13.99	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
51	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	258	$14.86	buybuy BABY, Lowe's (U), PetSmart
52	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		217	217	$7.70	Chuck E. Cheese's, Kane Furniture
53	Shoppes at Golden Acres	Tampa-St. Petersburg-Clearwater, FL	New Port Richey	FL	20%	DDRM	131	131	$11.42	Pepin Academies, Publix
54	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$25.60	Publix (U), Target (U)
55	Nature Coast Commons	Tampa-St. Petersburg-Clearwater, FL	Spring Hill	FL	5%	BREDDR III	226	552	$14.73	Aldi, Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
56	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$14.46	Publix, Walmart (U)
57	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$16.00	Bealls, Office Depot (U), Publix
58	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$20.96	Stein Mart
59	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.71	Kroger
60	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.44	Publix
61	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		353	353	$18.84	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
62	Marketplace at Millcreek	Atlanta-Sandy Springs-Roswell, GA	Buford	GA	15%	TIAA	402	533	$14.63	2nd & Charles, Bed Bath & Beyond, Burlington, Costco (U), DSW, Marshalls, Michaels, PetSmart, REI, Ross Dress for Less
63	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$13.65	Publix
64	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$12.74	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
65	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		310	708	$13.00	Home Depot (U), Lowe's, Michaels, OfficeMax, Walmart (U)
66	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.60	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
67	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	101	$12.15	Kroger
68	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.49	Publix
69	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$9.09	Goodwill
70	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	125	$11.11	Bargain Hunt
71	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$11.08	—
72	Fayette Pavilion	Atlanta-Sandy Springs-Roswell, GA	Fayetteville	GA	15%	TIAA	1,242	1,506	$9.44

Bargain Hunt, Bed Bath & Beyond, Belk, Big Lots, Cinemark, Dick's Sporting Goods, Forever 21, Hobby Lobby, Home Depot (U), Jo-Ann, Kohl's, Marshalls, PetSmart, Publix, Ross Dress for Less, Target (U), Walmart

73	Stonebridge Village	Atlanta-Sandy Springs-Roswell, GA	Flowery Branch	GA	5%	BREDDR III	157	504	$17.92	Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Barrett Pavilion	Atlanta-Sandy Springs-Roswell, GA	Kennesaw	GA	15%	TIAA	459	584	$10.30	AMC Theatres, Best Buy Outlet, buybuy BABY, Jo-Ann, Old Navy, Ozone Billiards, REI, Target (U), Total Wine & More
75	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	287	$12.85	Publix, Ross Dress for Less, Stein Mart
76	Newnan Pavilion	Atlanta-Sandy Springs-Roswell, GA	Newnan	GA	15%	TIAA	468	468	$8.32	Academy Sports, Aldi, Home Depot, Kohl's, PetSmart, Ross Dress for Less, Sky Zone Trampoline Park
77	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$17.29	Movie Tavern
78	Heritage Pavilion	Atlanta-Sandy Springs-Roswell, GA	Smyrna	GA	15%	TIAA	256	256	$14.06	American Signature Furniture, Marshalls, PetSmart, Ross Dress for Less, T.J. Maxx
79	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$11.93	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
80	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$10.97	Publix
81	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	303	$14.54	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
82	Cofer Crossing	Atlanta-Sandy Springs-Roswell, GA	Tucker	GA	20%	DDRM	136	278	$9.06	HomeGoods, Kroger, Walmart (U)
83	Woodstock Square	Atlanta-Sandy Springs-Roswell, GA	Woodstock	GA	15%	TIAA	219	400	$14.51	Kohl's, OfficeMax, Old Navy, Target (U)
84	Glynn Isles	Brunswick, GA	Brunswick	GA	5%	BREDDR III	193	517	$16.27	Ashley Furniture HomeStore (U), Dick's Sporting Goods, Lowe's (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
85	Eisenhower Crossing	Macon-Bibb County, GA	Macon	GA	15%	TIAA	420	722	$9.73	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy (U), Home Depot (U), Kroger, Michaels, Old Navy, Ross Dress for Less, Staples, Target (U)
86	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$34.27	Mariano's, XSport Fitness
87	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	240	$27.12	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
88	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	356	406	$31.45	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
89	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		509	675	$19.42	At Home, Bloomingdale's the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Trader Joe's
90	Village Crossing	Chicago-Naperville-Elgin, IL-IN-WI	Skokie	IL	15%	TIAA	722	722	$17.82	Altitude Trampoline Park, AMC Theatres, Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Jewel-Osco, Michaels, OfficeMax, PetSmart, Tuesday Morning
91	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	602	$15.40	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
92	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$14.77	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)
93	Merriam Town Center / Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		418	924	$14.71	Cinemark, Dick's Sporting Goods, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
94	Harundale Plaza	Baltimore-Columbia-Towson, MD	Glen Burnie	MD	20%	OTHER	218	218	$12.12	HomeGoods, Regency Furniture
95	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	640	$16.51	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
96	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		782	782	$25.03	A.C. Moore, AMC Theatres, Barnes & Noble, Best Buy, DSW, Hobby Lobby, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
97	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$15.06	Kohl's, Stop & Shop
98	Valley Center	Saginaw, MI	Saginaw	MI	5%	BREDDR III	409	419	$10.23	Barnes & Noble, Burlington, Dick's Sporting Goods, DSW, HomeGoods, Michaels, PetSmart, T.J. Maxx
99	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	403	$14.97	AMC Theatres, Barnes & Noble, Best Buy, Kohl's, Marshalls, Ross Dress for Less
100	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$14.79	Burlington, Micro Center, PetSmart, Target, Trader Joe's
101	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$20.75	Costco (U), HomeGoods, HomeSense, Target (U)
102	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		78	78	$27.43	Whole Foods
103	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$33.40	Sam's Club (U), Walmart (U)
104	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$22.93	Stop & Shop
105	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	237	$20.47	Dick's Sporting Goods, Target (U)
106	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		292	292	$13.88	buybuy BABY, Dick's Sporting Goods, Home Depot
107	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market
108	Crossroads Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Lumberton	NJ	20%	DDRM	100	215	$19.11	Lowe's (U), ShopRite
109	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		542	970	$19.20	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
110	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		617	1,125	$17.27	Best Buy, Burlington, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, Michaels, PetSmart, Raymour & Flanigan, Target (U), Walmart (U), Wegmans
111	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	5%	BREDDR IV	249	249	$12.40	Home Depot, Super Stop & Shop
112	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		289	911	$15.62	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
113	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		708	853	$13.96

AMC Theatres, Autozone, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn's, Floor & Decor, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture

114	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		261	261	$23.14	Harris Teeter, Marshalls, PetSmart
115	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$12.77	Stein Mart, The Fresh Market
116	Birkdale Village	Charlotte-Concord-Gastonia, NC-SC	Huntersville	NC	15%	TIAA	300	388	$29.32	Barnes & Noble, Dick's Sporting Goods, Regal Cinemas (U)
117	Winslow Bay Commons	Charlotte-Concord-Gastonia, NC-SC	Mooresville	NC	15%	TIAA	268	442	$15.14	Dick's Sporting Goods, HomeGoods, Michaels, Ross Dress for Less, T.J. Maxx, Target (U)
118	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$12.99	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
119	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$13.90	Lowes Foods
120	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	146	146	$21.77	Harris Teeter
121	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$12.63	Lowes Foods
122	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$17.86	—
123	Alexander Place	Raleigh, NC	Raleigh	NC	15%	TIAA	198	408	$16.79	Kohl's, O2 Fitness, Walmart (U)
124	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	254	428	$17.22	Cost Plus World Market, Marshalls, Ross Dress for Less, Target (U)
125	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	525	$11.14	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
126	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.14	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
127	Western Hills Square	Cincinnati, OH-KY-IN	Cincinnati	OH	5%	BREDDR III	34	258	$12.78	Kroger (U), PetSmart, Walmart (U)
128	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		161	433	$16.28	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
129	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	508	$11.49	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
130	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		158	158	$18.78	Fresh Thyme Farmers Market, HomeSense, Marc's
131	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$15.40	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, T.J. Maxx, Value City Furniture
132	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	102	102	$14.91	Burlington, HomeGoods
133	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$13.01	AMC Theatres, Barnes & Noble, Marshalls, Staples, Target
134	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	730	$16.90	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, T.J. Maxx, Target (U)
135	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$15.67	Ashley Furniture HomeStore, Michaels, Staples, Stein Mart, Whole Foods
136	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$16.88	Giant Eagle
137	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$11.19	Giant Eagle
138	Powell Center	Columbus, OH	Lewis Center	OH	5%	BREDDR III	202	233	$13.54	Giant Eagle, HomeGoods, Marshalls, Michaels
139	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$10.86	Bed Bath & Beyond, Kohl's, Planet Fitness
140	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		303	565	$20.31	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
141	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	5%	BREDDR IV	251	386	$15.69	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
142	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	5%	BREDDR IV	386	386	$10.06	Christmas Tree Shops, Home Depot, Jo-Ann
143	Overlook at King of Prussia	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	King Of Prussia	PA	15%	TIAA	193	193	$28.42	Best Buy, Off 5th, United Artists Theatre

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
144	Warwick Center	Providence-Warwick, RI-MA	Warwick	RI	15%	TIAA	153	153	$14.92	Barnes & Noble, DSW
145	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	217	$10.56	Food Lion, Kohl's, Marshalls
146	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	335	$13.81	Marshalls/HomeGoods, Michaels, Office Depot, T.J. Maxx, Walmart (U)
147	Columbiana Station	Columbia, SC	Columbia	SC	15%	TIAA	375	436	$16.26	buybuy BABY, Columbia Grand Theatre (U), Dick's Sporting Goods, Michaels, PetSmart
148	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	5%	BREDDR III	167	174	$9.85	Dick's Sporting Goods, Kohl's, Staples
149	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.65	REI, Whole Foods
150	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$13.66	Kroger
151	Pavilion of Turkey Creek	Knoxville, TN	Knoxville	TN	15%	TIAA	282	663	$15.14	DSW, Hobby Lobby, OfficeMax, Old Navy, Ross Dress for Less, Target (U), Walmart (U)
152	Town & Country Commons	Knoxville, TN	Knoxville	TN	15%	TIAA	655	655	$11.16	Bargain Hunt, Best Buy, Conn's, Dick's Sporting Goods, Jo-Ann, Knoxville 16, Lowe's, Staples, Tuesday Morning
153	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$7.11	—
154	Crossroads Square	Morristown, TN	Morristown	TN	20%	SAU	70	95	$6.68	Bargain Hunt, OfficeMax (U)
155	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$15.99	Best Buy, Ross Dress for Less, Royal Furniture
156	Bellevue Place	Nashville-Davidson-Murfreesboro-Franklin, TN	Nashville	TN	15%	TIAA	77	192	$13.25	Bed Bath & Beyond, Home Depot (U), Planet Fitness
157	Eastchase Market	Dallas-Fort Worth-Arlington, TX	Fort Worth	TX	5%	BREDDR III	262	420	$12.68	Aldi (U), AMC Theatres, Marshalls, Ross Dress for Less, Spec's Wine, Spirits, & Finer Foods, Target (U)
158	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$17.84	DSW, LA Fitness, T.J. Maxx/HomeGoods, Walmart (U)
159	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		500	851	$13.39	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods (U), T.J. Maxx, Target (U), Urban Air Trampoline & Adventure Park
160	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.17	Ross Dress for Less, Target (U)
161	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		448	623	$21.78	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
162	Creeks at Virginia Centre	Richmond, VA	Glen Allen	VA	15%	TIAA	266	266	$15.80	Barnes & Noble, Bed Bath & Beyond, Dick's Sporting Goods, Michaels, Ross Dress for Less
163	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	166	$16.62	Michaels, Stein Mart, The Fresh Market
164	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.82	Barnes & Noble, Regal Cinemas, Skate Nation (U)
165	White Oak Village	Richmond, VA	Richmond	VA	5%	BREDDR III	432	956	$15.86	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Target (U)
166	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$3.99	Kroger
167	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$20.49	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
168	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$22.89	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
169	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$11.90	Books-A-Million, HomeGoods, Kohl's, Martin's
			Total				43,058	58,359
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
BREDDR III - BRE DDR Retail Holdings III
BREDDR IV - BRE DDR Retail Holdings IV
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
SAU - DDR-SAU Retail Fund
TIAA - DDRTC Core Retail Fund

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings20 to 40 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

In December 2018, the National Association of Real Estate Investment Trusts (“NAREIT”) issued NAREIT Funds From Operations White Paper - 2018 Restatement (“2018 FFO White Paper”).  The purpose of the 2018 FFO White Paper was not to change the fundamental definition of FFO but to clarify existing guidance and to consolidate into a single document, alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002.  The 2018 FFO White Paper was effective starting with first quarter 2019 reporting.  The changes to the Company’s calculation of FFO resulting from the adoption of the 2018 FFO White Paper relate to the exclusion of gains or losses on the sale of land as well as related impairments, gains or losses from changes in control and the reserve adjustment of preferred equity interests.  The Company adopted changes in its calculation in 2019 on a retrospective basis.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include write-off of preferred share original issuance costs, gains/losses on the early extinguishment of debt, hurricane-related activity, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating

SITE Centers Corp.

Non-GAAP Measures

performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, mark-to-market adjustments of equity awards, hurricane-related activity, certain transaction costs or certain fee income.  The expected range of net income attributable to common shareholders to estimate projected FFO and Operating FFO for 2019 does include the impact of the common share offering in October 2019 as well as the expected redemption of the Class J Preferred Shares.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income in excess of lost rent, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI at its effective ownership interest provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.
The Company believes that SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided in the Press Release and this section.  Reconciliations of 2019 SSNOI projected growth targets to the most directly comparable GAAP financial measure are not provided because the Company is unable to provide such reconciliations without reasonable effort.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments, including reserve adjustments of preferred equity interests and gain and losses from changes in control.  Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  The reconciliations of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt have been provided in the Debt Summary section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Shopping Center Summary
Operating Centers – 100%	169	171	173	177	182
Wholly Owned - SITE	66	68	69	70	78
JV Portfolio	103	103	104	107	104

Owned and Ground Lease GLA – 100%	43,058	43,317	43,876	44,317	45,241
Wholly Owned - SITE	19,392	19,646	19,726	19,616	22,867
JV Portfolio – 100%	23,666	23,671	24,150	24,701	22,374
Unowned GLA – 100%	15,301	15,332	15,742	16,311	16,578

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$16.52	$16.50	$16.41	$16.38	$16.23
Base Rent PSF < 10K	$26.25	$25.98	$25.79	$25.68	$25.54
Base Rent PSF > 10K	$13.76	$13.77	$13.71	$13.70	$13.56
Commenced Rate	90.9%	90.4%	90.0%	90.7%	90.9%
Leased Rate	93.6%	93.5%	92.9%	93.1%	92.8%
Leased Rate < 10K SF	86.6%	87.6%	87.9%	88.1%	88.2%
Leased Rate > 10K SF	95.8%	95.3%	94.4%	94.7%	94.2%

Joint Venture (100%)
Base Rent PSF	$14.90	$14.91	$14.83	$14.84	$14.63
Leased Rate	92.9%	93.1%	92.8%	93.6%	93.0%
Leased Rate < 10K SF	85.2%	86.3%	86.4%	87.0%	85.8%
Leased Rate > 10K SF	95.4%	95.4%	94.8%	95.7%	95.4%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q19	13	47,657	$32.40	$28.04	15.5%	10.8	24	148,830	$19.81	10.1
2Q19	15	111,701	$20.02	$18.88	6.0%	8.1	25	187,007	$19.07	8.6
1Q19	13	71,346	$23.70	$18.53	27.9%	9.4	33	218,938	$19.93	9.9
4Q18	5	35,104	$19.28	$16.40	17.6%	9.2	23	242,664	$19.35	9.6
	46	265,808	$23.13	$20.10	15.1%	9.3	105	797,439	$19.53	9.5

Renewals
3Q19	49	473,518	$18.25	$17.50	4.3%	5.7	49	473,518	$18.25	5.7
2Q19	39	558,842	$17.84	$16.96	5.2%	5.1	39	558,842	$17.84	5.1
1Q19	46	342,775	$17.70	$16.23	9.1%	5.4	46	342,775	$17.70	5.4
4Q18	27	297,740	$16.59	$15.67	5.9%	5.1	27	297,740	$16.59	5.1
	161	1,672,875	$17.70	$16.73	5.8%	5.3	161	1,672,875	$17.70	5.3

New + Renewals
3Q19	62	521,175	$19.54	$18.47	5.8%	6.4	73	622,348	$18.62	6.8
2Q19	54	670,543	$18.20	$17.28	5.3%	5.7	64	745,849	$18.15	6.0
1Q19	59	414,121	$18.74	$16.62	12.8%	6.3	79	561,713	$18.57	7.3
4Q18	32	332,844	$16.87	$15.75	7.1%	5.6	50	540,404	$17.83	7.3
	207	1,938,683	$18.45	$17.20	7.3%	6.0	266	2,470,314	$18.29	6.8

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
3Q19	136,371	$20.38	$2.83	$1.60	$0.88	$5.31	$15.07	10.3
2Q19	160,737	$19.90	$2.26	$5.80	$0.84	$8.90	$11.00	8.4
1Q19	163,342	$21.38	$3.46	$1.76	$0.62	$5.84	$15.54	9.9
4Q18	85,285	$25.85	$4.20	$4.55	$0.69	$9.44	$16.41	8.9
	545,735	$21.39	$3.09	$3.20	$0.76	$7.05	$14.34	9.4

Renewals
3Q19	473,518	$18.58	$0.39	$0.00	$0.00	$0.39	$18.19	5.7
2Q19	558,842	$17.94	$0.01	$0.00	$0.00	$0.01	$17.93	5.1
1Q19	342,775	$17.97	$0.16	$0.00	$0.00	$0.16	$17.81	5.4
4Q18	297,740	$16.92	$0.05	$0.00	$0.00	$0.05	$16.87	5.1
	1,672,875	$17.95	$0.16	$0.00	$0.00	$0.16	$17.79	5.3

New + Renewals
3Q19	609,889	$18.98	$1.22	$0.55	$0.30	$2.07	$16.91	6.7
2Q19	719,579	$18.38	$0.72	$1.85	$0.27	$2.84	$15.54	5.9
1Q19	506,117	$19.07	$1.66	$0.80	$0.28	$2.74	$16.33	7.0
4Q18	383,025	$18.91	$1.36	$1.44	$0.22	$3.02	$15.89	6.3
	2,218,610	$18.79	$1.20	$1.15	$0.27	$2.62	$16.17	6.4

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
3Q19	20	139,112	$17.20	$16.95	1.5%	8.1	36	215,036	$16.15	8.0
2Q19	18	72,840	$18.52	$15.24	21.5%	8.3	35	178,445	$15.95	8.6
1Q19	13	165,145	$10.87	$10.11	7.5%	8.9	20	189,088	$11.86	8.4
4Q18	17	172,265	$16.60	$12.99	27.8%	10.0	34	273,978	$15.10	9.1
	68	549,362	$15.28	$13.43	13.8%	8.9	125	856,547	$14.83	8.6

Renewals
3Q19	75	659,663	$15.14	$14.53	4.2%	5.0	75	659,663	$15.14	5.0
2Q19	56	579,385	$13.30	$12.62	5.4%	5.3	56	579,385	$13.30	5.3
1Q19	69	638,349	$14.80	$14.74	0.4%	5.7	69	638,349	$14.80	5.7
4Q18	59	524,670	$14.62	$14.37	1.7%	4.8	59	524,670	$14.62	4.8
	259	2,402,067	$14.49	$14.09	2.8%	5.2	259	2,402,067	$14.49	5.2

New + Renewals
3Q19	95	798,775	$15.50	$14.95	3.7%	5.6	111	874,699	$15.39	5.8
2Q19	74	652,225	$13.88	$12.91	7.5%	5.8	91	757,830	$13.93	6.2
1Q19	82	803,494	$13.99	$13.79	1.5%	6.2	89	827,437	$14.13	6.2
4Q18	76	696,935	$15.11	$14.03	7.7%	6.2	93	798,648	$14.78	6.3
	327	2,951,429	$14.64	$13.97	4.8%	5.9	384	3,258,614	$14.58	6.1

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
3Q19	215,036	$16.76	$1.50	$1.59	$0.58	$3.67	$13.09	8.0
2Q19	178,445	$16.79	$2.68	$0.58	$0.54	$3.80	$12.99	8.6
1Q19	189,088	$12.32	$1.31	$4.29	$0.48	$6.08	$6.24	8.4
4Q18	273,978	$15.87	$2.39	$2.85	$0.52	$5.76	$10.11	9.1
	856,547	$15.50	$2.02	$2.39	$0.53	$4.94	$10.56	8.6

Renewals
3Q19	659,663	$15.31	$0.00	$0.00	$0.01	$0.01	$15.30	5.0
2Q19	579,385	$13.47	$0.18	$0.00	$0.02	$0.20	$13.27	5.3
1Q19	638,349	$15.02	$1.11	$0.00	$0.05	$1.16	$13.86	5.7
4Q18	524,670	$14.73	$0.00	$0.01	$0.00	$0.01	$14.72	4.8
	2,402,067	$14.66	$0.36	$0.00	$0.02	$0.38	$14.28	5.2

New + Renewals
3Q19	874,699	$15.66	$0.52	$0.55	$0.20	$1.27	$14.39	5.8
2Q19	757,830	$14.25	$1.01	$0.20	$0.19	$1.40	$12.85	6.2
1Q19	827,437	$14.40	$1.18	$1.31	$0.18	$2.67	$11.73	6.2
4Q18	798,648	$15.12	$1.20	$1.43	$0.26	$2.89	$12.23	6.3
	3,258,614	$14.88	$0.97	$0.88	$0.21	$2.06	$12.82	6.1

SITE Centers Corp.

Lease Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	12	39	$967	$24.79	1.0%	12	39	$967	$24.79	0.3%
2019	4	175	1,681	$9.61	0.9%	24	38	1,144	$30.11	1.2%	28	213	2,825	$13.26	1.0%
2020	24	585	9,363	$16.01	4.9%	138	417	10,819	$25.94	11.7%	162	1,002	20,182	$20.14	7.1%
2021	51	1,388	20,964	$15.10	10.9%	158	448	12,188	$27.21	13.2%	209	1,836	33,152	$18.06	11.6%
2022	68	2,030	31,566	$15.55	16.4%	177	514	14,728	$28.65	15.9%	245	2,544	46,294	$18.20	16.2%
2023	72	2,101	29,532	$14.06	15.3%	164	519	15,103	$29.10	16.3%	236	2,620	44,635	$17.04	15.6%
2024	68	2,033	28,733	$14.13	14.9%	143	403	12,115	$30.06	13.1%	211	2,436	40,848	$16.77	14.3%
2025	43	1,175	20,356	$17.32	10.5%	58	165	4,811	$29.16	5.2%	101	1,340	25,167	$18.78	8.8%
2026	23	566	8,832	$15.60	4.6%	56	209	6,482	$31.01	7.0%	79	775	15,314	$19.76	5.4%
2027	19	561	11,051	$19.70	5.7%	39	140	3,922	$28.01	4.2%	58	701	14,973	$21.36	5.2%
2028	17	519	8,013	$15.44	4.2%	48	171	5,063	$29.61	5.5%	65	690	13,076	$18.95	4.6%
Thereafter	38	1,189	22,901	$19.26	11.9%	52	178	5,277	$29.65	5.7%	90	1,367	28,178	$20.61	9.9%
Total	427	12,322	$192,992	$15.66	100.0%	1,069	3,241	$92,619	$28.58	100.0%	1,496	15,563	$285,611	$18.35	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	12	38	$967	$25.45	1.0%	12	38	$967	$25.45	0.3%
2019	3	70	841	$12.01	0.4%	19	30	924	$30.80	1.0%	22	100	1,765	$17.65	0.6%
2020	9	270	3,515	$13.02	1.8%	83	238	6,386	$26.83	6.9%	92	508	9,901	$19.49	3.5%
2021	10	207	3,988	$19.27	2.1%	92	220	6,228	$28.31	6.7%	102	427	10,216	$23.93	3.6%
2022	12	263	4,935	$18.76	2.6%	88	224	6,395	$28.55	6.9%	100	487	11,330	$23.26	4.0%
2023	3	58	1,759	$30.33	0.9%	84	237	6,567	$27.71	7.1%	87	295	8,326	$28.22	2.9%
2024	10	196	3,234	$16.50	1.7%	78	169	5,475	$32.40	5.9%	88	365	8,709	$23.86	3.0%
2025	7	144	2,193	$15.23	1.1%	67	179	5,050	$28.21	5.5%	74	323	7,243	$22.42	2.5%
2026	9	177	3,954	$22.34	2.0%	58	172	5,333	$31.01	5.8%	67	349	9,287	$26.61	3.3%
2027	12	258	5,146	$19.95	2.7%	68	194	6,115	$31.52	6.6%	80	452	11,261	$24.91	3.9%
2028	22	454	6,226	$13.71	3.2%	68	208	6,405	$30.79	6.9%	90	662	12,631	$19.08	4.4%
Thereafter	330	10,225	157,201	$15.37	81.5%	352	1,332	36,774	$27.61	39.7%	682	11,557	193,975	$16.78	67.9%
Total	427	12,322	$192,992	$15.66	100.0%	1,069	3,241	$92,619	$28.58	100.0%	1,496	15,563	$285,611	$18.35	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Lease Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	95	$450	$4.74	0.2%	21	49	$1,296	$26.45	1.2%	22	144	$1,746	$12.13	0.6%
2019	3	60	895	$14.92	0.5%	38	109	2,159	$19.81	2.0%	41	169	3,054	$18.07	1.1%
2020	54	1,604	17,252	$10.76	9.6%	227	545	12,692	$23.29	11.6%	281	2,149	29,944	$13.93	10.3%
2021	81	2,650	31,366	$11.84	17.4%	279	689	17,603	$25.55	16.1%	360	3,339	48,969	$14.67	16.9%
2022	78	2,508	29,137	$11.62	16.1%	262	757	17,797	$23.51	16.2%	340	3,265	46,934	$14.37	16.2%
2023	75	1,983	23,726	$11.96	13.1%	253	738	17,806	$24.13	16.2%	328	2,721	41,532	$15.26	14.3%
2024	75	2,440	28,242	$11.57	15.6%	229	695	16,647	$23.95	15.2%	304	3,135	44,889	$14.32	15.5%
2025	34	1,088	14,260	$13.11	7.9%	81	261	6,084	$23.31	5.6%	115	1,349	20,344	$15.08	7.0%
2026	24	567	6,490	$11.45	3.6%	48	164	4,064	$24.78	3.7%	72	731	10,554	$14.44	3.6%
2027	17	477	7,318	$15.34	4.1%	45	150	4,134	$27.56	3.8%	62	627	11,452	$18.26	3.9%
2028	23	697	8,414	$12.07	4.7%	57	174	5,099	$29.30	4.7%	80	871	13,513	$15.51	4.7%
Thereafter	27	985	13,034	$13.23	7.2%	54	168	4,225	$25.15	3.9%	81	1,153	17,259	$14.97	5.9%
Total	492	15,154	$180,584	$11.92	100.0%	1,594	4,499	$109,606	$24.36	100.0%	2,086	19,653	$290,190	$14.77	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	0	$0.00	0.0%	18	43	$1,146	$26.65	1.0%	18	43	$1,146	$26.65	0.4%
2019	1	21	326	$15.52	0.2%	31	85	1,727	$20.32	1.6%	32	106	2,053	$19.37	0.7%
2020	18	387	3,822	$9.88	2.1%	145	311	7,240	$23.28	6.6%	163	698	11,062	$15.85	3.8%
2021	9	169	2,271	$13.44	1.3%	184	394	10,325	$26.21	9.4%	193	563	12,596	$22.37	4.3%
2022	14	402	5,040	$12.54	2.8%	147	368	8,885	$24.14	8.1%	161	770	13,925	$18.08	4.8%
2023	12	250	3,553	$14.21	2.0%	170	426	10,545	$24.75	9.6%	182	676	14,098	$20.86	4.9%
2024	10	197	2,605	$13.22	1.4%	136	357	8,674	$24.30	7.9%	146	554	11,279	$20.36	3.9%
2025	15	268	4,026	$15.02	2.2%	92	241	5,342	$22.17	4.9%	107	509	9,368	$18.40	3.2%
2026	11	225	3,066	$13.63	1.7%	75	195	4,580	$23.49	4.2%	86	420	7,646	$18.20	2.6%
2027	13	284	3,046	$10.73	1.7%	95	264	7,094	$26.87	6.5%	108	548	10,140	$18.50	3.5%
2028	17	399	5,017	$12.57	2.8%	93	279	7,000	$25.09	6.4%	110	678	12,017	$17.72	4.1%
Thereafter	372	12,552	147,812	$11.78	81.9%	408	1,536	37,048	$24.12	33.8%	780	14,088	184,860	$13.12	63.7%
Total	492	15,154	$180,584	$11.92	100.0%	1,594	4,499	$109,606	$24.36	100.0%	2,086	19,653	$290,190	$14.77	100.0%

Note: Excludes ground leases

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